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                                                                    Exhibit 10.7

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                               DEPOSIT AGREEMENT
                                   (Class A)

                        Dated as of September 27, 2000



                                    between

                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION

                                as Escrow Agent


                                      and


                                 ALLFIRST BANK

                                 as Depositary

--------------------------------------------------------------------------------

          DEPOSIT AGREEMENT (Class A) dated as of September 27, 2000 (as amended, modified or supplemented from time to time, this "Agreement") between
                                                           ---------
FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, as Escrow Agent under the Escrow and Paying Agent Agreement referred to below (in such capacity, together with its successors in such capacity, the "Escrow Agent"), and ALLFIRST BANK, as
                                           ------------
depositary bank (the "Depositary").
                      ----------

          In consideration of the obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.1  Acceptance of Depositary.  The Depositary hereby agrees
                       ------------------------
to act as depositary bank as provided herein and in connection therewith to accept all amounts to be delivered to or held by the Depositary pursuant to the terms of this Agreement. The Depositary further agrees to hold, maintain and safeguard the Deposit and the Account (as defined below) during the term of this Agreement in accordance with the provisions of this Agreement. The Escrow Agent shall not have any right to withdraw, assign or otherwise transfer moneys held in the Account except as permitted by this Agreement.

          SECTION 1.2  Establishment of Accounts.  The Escrow Agent hereby
                       -------------------------
instructs the Depositary, and the Depositary agrees, to establish the separate deposit account, number 76964 (the "Account"), in the name of the Escrow Agent
                                    -------
and all on the terms and conditions set forth in this Agreement.

          SECTION 2.1  Deposit.  The Escrow Agent shall direct Morgan Stanley &
                       -------
Co. Incorporated and Seabury Securities LLC (the "Placement Agents") to deposit with the Depositary on the date of this Agreement (the "Deposit Date") in
                                                        ------------
Federal (same day) funds by wire or other transfer to: Allfirst Bank, Reference:
Midway 2000-1, and the Depositary shall accept from the Placement Agents, on behalf of the Escrow Agent, the sum of US$129,801,000, which amount represents the proceeds of the Midway 2000-1 Pass Through Certificate offering. Upon acceptance of such sum, the Depositary shall credit such amount (the "Deposit") to the Account. No amount shall be deposited in the Account other than the Deposit.

          SECTION 2.2  Interest.  (a) The Deposit shall bear interest from and
                       --------
including the date of deposit to but excluding the date of withdrawal at the Applicable Rate (as defined below) (computed on the basis of a year of twelve 30-day months) payable to the Paying Agent on behalf of the Escrow Agent semi-annually in arrears on each April 1 and October 1, and on the date of the Final Withdrawal (as defined below), commencing on April 1, 2001 (each, an "Interest
                                                                      --------
Payment Date"), all in accordance with the terms of this Agreement (whether or
------------
not the Deposit is withdrawn on an Interest Payment Date). Interest accrued on the Deposit that is withdrawn pursuant to a Notice of Purchase Withdrawal (as defined below) shall be paid on the next Interest Payment Date, notwithstanding any intervening Final Withdrawal (as defined below). If the date on which any payment due on the Deposit would otherwise fall on a day which is not a Business Day (as defined

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below), such payment shall be made on the next succeeding Business Day, and no additional interest shall accrue in respect of such extension.

          (b)  For purposes of this Agreement:

          "Applicable Rate" means 8.82% per annum plus, in the event the
           ---------------
     Depositary receives an Increase Notice (as defined below) and until such time, if any, as the Depositary receives the Rescission Notice (as defined below), 0.50% per annum, effective on the date specified in such Increase Notice to and including such date, if any, specified in such Rescission Notice.

          "Increase Notice" means a notice in the form attached hereto as
           ---------------
     Exhibit C, signed by the Escrow Agent, which shall be delivered in the event that any increase in interest rate is required to be effected pursuant to the terms of a certain registration rights agreement (the "Registration Agreement") dated as of the date hereof between Midway, Morgan Stanley & Co. Incorporated, Seabury Securities LLC and Allfirst Bank, as Trustee.

          "Rescission Notice" means a notice in the form attached hereto as
           -----------------
     Exhibit D, signed by the Escrow Agent, which shall be delivered in the event that any increase in the interest rate referred to in the definition of "Increase Notice" is no longer required pursuant to the Registration Agreement (as defined above).

          SECTION 2.3  Withdrawals.  (a)  On and after the date of the
                       -----------
establishment of the Deposit, the Escrow Agent may, by providing at least one Business Day's prior notice (or in the case of the delivery of any aircraft on the Deposit Date, the same Business Day notice) of withdrawal to the Depositary in the form of Exhibit A hereto (a "Notice of Purchase Withdrawal"), withdraw
                                    -----------------------------
all or a portion of the Deposit, except that at any time prior to the any such withdrawal, the Escrow Agent or the Pass Through Trustee may, by notice to the Depositary, cancel such withdrawal (including on the scheduled date therefor), and thereafter the Deposit shall continue to be maintained by the Depositary in accordance with the original terms thereof. Following any withdrawal the balance in the Account shall be reduced by the amount of the withdrawal. As used herein, "Business Day" means any day, other than a Saturday, Sunday or
              ------------
other day on which commercial banks are authorized or required by law to close in New York, New York, Charlotte, North Carolina, Wilmington, Delaware or Baltimore, Maryland. The amount to be withdrawn as specified in a Notice of Purchase Withdrawal with respect to each aircraft shall not exceed the maximum principal amount of the Equipment Notes for such aircraft as specified in the Offering Memorandum dated September 22, 2000 of Midway relating to the Midway Airlines Pass Through Certificates, Series 2000-1.

          (b) The Escrow Agent may, by providing at least 15 days' prior notice of withdrawal to the Depositary in the form of Exhibit B hereto (a "Notice of
                                                                    ---------
Final Withdrawal"), withdraw the entire amount of the remaining Deposit together
----------------
with the payment by the Depositary
of all accrued and unpaid interest on the Deposit to but excluding the specified date of withdrawal (a "Final Withdrawal"), on such date as shall be specified
                       ----------------
in such Notice of Final Withdrawal. If a Notice of Final Withdrawal has not been given to the Depositary on or before November 30, 2001 (provided that, if a labor strike occurs at The Boeing Company prior to such date (a "Labor Strike"),
                                                                 ------------
such date specified shall be extended by adding thereto the number of days that such strike continued in effect (the "Additional Days")) and any portion of the
                                      ---------------
Deposit is unwithdrawn on such date, the Depositary shall pay the amount of the Final Withdrawal to the Paying Agent on December 16, 2001 (provided that if a Labor Strike occurs, such date shall be extended by the Additional Days).

          (c) If the Depositary receives a duly completed Notice of Purchase Withdrawal or Notice of Final Withdrawal complying with the provisions of this Agreement, it shall make the payments specified therein in accordance with the provisions of this Agreement.

          SECTION 2.4 Re-Deposit.  On the date of withdrawal of any portion of
                      ----------
the Deposit, the Escrow Agent or the Pass Through Trustee, on behalf of the Escrow Agent, shall be entitled to re-deposit with the Depositary any portion thereof and the Depositary shall accept the same for re-deposit hereunder. Any sums so received for re-deposit shall be deemed not to have been withdrawn for all purposes hereof.

          SECTION 3.  Termination.  This Agreement shall terminate on the fifth
                      -----------
Business Day after the later of the date on which (i) the entire amount of the Deposit shall have been withdrawn and paid as provided herein and (ii) all accrued and unpaid interest on the Deposit shall have been paid as provided herein, but in no event prior to the date on which the Depositary shall have performed in full its obligations hereunder.

          SECTION 4.  Payments.  All payments made by the Depositary hereunder
                      --------
shall be paid in United States Dollars and immediately available funds by wire transfer (i) in the case of accrued interest on the Deposit payable under
Section 2.2 hereof or any Final Withdrawal, directly to the Paying Agent at Allfirst Bank, ABA# 052000113, Account No. 090-02764, Attention: Credit Trust Receipts, Reference: Midway 2000 EETC A/C 76964, or to such other account as the Paying Agent may direct from time to time in writing to the Depositary and the Escrow Agent and (ii) in the case of any withdrawal of any portion of the Deposit pursuant to a Notice of Purchase Withdrawal, directly to or as directed by the Pass Through Trustee as specified and in the manner provided in such Notice of Purchase Withdrawal. The Depositary hereby waives any and all rights of set-off, combination of accounts, right of retention or similar right (whether arising under applicable law, contract or otherwise) it may have against the Deposit howsoever arising.

          SECTION 5.  Representation and Warranties.  Each of the Depositary and
                      -----------------------------
the Escrow Agent hereby represents and warrants (as to itself only) to Midway, the Subordination Agent, the Pass Through Trustee, the Paying Agent and to each other that:

          (a) it is a bank duly organized and validly existing in good standing under the laws of its jurisdiction of organization and is duly qualified to conduct banking business in the United States and the State of Maryland (in the case of the Depositary) and the State of Delaware (in the case of the Escrow Agent);

          (b) it has full power, authority and legal right to conduct its business and operations as currently conducted and to enter into and perform its obligations under this Agreement;

          (c) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of it and do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of it, and such document has been duly executed and delivered by it and constitutes its legal, valid and binding obligations enforceable against it in accordance with the terms hereof;

          (d) no authorization, consent or approval of or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body is required for the execution, delivery or performance by it of this Agreement;

          (e) neither the execution, delivery or performance by it of this Agreement, nor compliance with the terms and provisions hereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, or will require any consent or approval under, any law, governmental rule or regulation or the charter documents, as amended, or bylaws, as amended, of it or any similar instrument binding on it or any order, writ, injunction or decree of any court or governmental authority against it or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which it is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any lien upon any of its properties; and

          (f) there are no pending or, to its knowledge, threatened actions, suits, investigations or proceedings (whether or not purportedly on behalf of it) against or affecting it or any of its property before or by any court or administrative agency which, if adversely determined, (i) would adversely affect the ability of it to perform its obligations under this Agreement or (ii) would call into question or challenge the validity of this Agreement or the enforceability hereof in accordance with the terms hereof, nor is the Depositary or the Escrow Agent in default with respect to any order of any court, governmental authority, arbitration board or administrative agency so as to adversely affect its ability to perform its obligations under this Agreement.

          SECTION 6.  Transfer.  Neither party hereto shall be entitled to
                      --------
assign or otherwise transfer this Agreement (or any interest herein) and any purported assignment in violation thereof shall be void. This Agreement shall be binding upon the parties hereto and their respective successors.

          SECTION 7.  Amendment, Etc.  This Agreement may not be amended, waived
                      --------------
or otherwise modified except by an instrument in writing signed by the party against whom the amendment, waiver or other modification is sought to be enforced and by the Pass Through Trustee.

          SECTION 8.  Notices.  Unless otherwise expressly provided herein, any
                      -------
notice or other communication under this Agreement shall be in writing (including by facsimile) and shall be deemed to be given and effective upon receipt thereof. All notices shall be sent to (x) in the case of the Depositary, to Allfirst Bank, 25 South Charles Street, Mail Code 101-591, Baltimore, Maryland 21201, Attention: Robert D. Brown and Donald Hargadon, Telecopier:
(410) 244-4236 or (y) in the case of the Escrow Agent, to First Union Trust Company, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration,
Telecopier: 302-888-7544, in each case, with a copy to the Pass Through Trustee, Allfirst Bank, 25 South Charles Street, Mail Code 101-591, Baltimore, Maryland 21201, Attention: Corporate Trust Department (Telecopier: (410) 244-4236) and to Midway, Midway Airlines Corporation, 2801 Slater Road, Suite 200, Morrisville, North Carolina 27560, Attention: General Counsel (Telecopier: (919) 595-1705) (or at such other address as any such party may specify from time to time in a written notice to the parties hereto). On or prior to the execution of this Agreement, the Escrow Agent has delivered to the Depositary a certificate containing specimen signatures of the representatives of the Escrow Agent who are authorized to give notices and instructions with respect to this Agreement. The Depositary may conclusively rely on such certificate until the Depositary receives written notice from the Escrow Agent to the contrary.

          SECTION 9.   Obligations Unconditional.  The Depositary hereby
                       -------------------------
acknowledges and agrees that its obligation to repay the Deposit together with interest thereon as provided herein is absolute, irrevocable and unconditional and constitutes a full recourse obligation of the Depositary enforceable against it to the full extent of all of its assets and properties.

          SECTION 10.  Entire Agreement.  This Agreement (including all
                       ----------------
attachments hereto) sets forth all of the promises, covenants, agreements, conditions and understandings between the Depositary and the Escrow Agent with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and undertakings, inducements or conditions, express or implied, oral or written.

          SECTION 11.  Governing Law.  This Agreement, and the rights and
                       -------------
obligations of the Depositary and the Escrow Agent with respect to the Deposits, shall be governed by, and construed in accordance with, the laws of the State of New York and subject to the provisions of

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Regulation D of the Board of Governors of the Federal Reserve System (or any
successor), as the same may be modified and supplemented and in effect from time to time.

          SECTION 12.  Waiver of Jury Trial Right.  EACH OF THE DEPOSITARY AND
                       --------------------------
THE ESCROW AGENT ACKNOWLEDGES AND ACCEPTS THAT IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT SUCH PARTY IRREVOCABLY WAIVES ITS RIGHT TO A TRIAL BY JURY.

          SECTION 13.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts, all of which taken together shall constitute one instrument.


            [The remainder of this page is intentionally left blank]

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     IN WITNESS WHEREOF, the Escrow Agent and the Depositary have caused this
Deposit Agreement to be duly executed as of the day and year first above written.


                                    FIRST UNION TRUST COMPANY,
                                     NATIONAL ASSOCIATION
                                         as Escrow Agent


                                    By:   /s/ Sterling C. Correia
                                        --------------------------------------
                                        Name: Sterling C. Correia
                                        Title: Vice President



                                    ALLFIRST BANK
                                         as Depositary


                                    By:   /s/ Robert D. Brown
                                        ------------------------------------
                                        Name: Robert D. Brown
                                        Title: Vice President

                                                                       EXHIBIT A


                         NOTICE OF PURCHASE WITHDRAWAL


Allfirst Bank
25 South Charles Street
Mail Code 101-591
Baltimore, Maryland
Attention: Robert D. Brown and Donald Hargadon

Telecopier: (410) 244-4236


Ladies and Gentlemen:

          Reference is made to the Deposit Agreement (Class A) dated as of September 27, 2000 (the "Deposit Agreement") between First Union Trust Company,
                         -----------------
National Association, as Escrow Agent, and Allfirst Bank, as Depositary (the "Depositary") and to Account No. 76964 (the "Account").
 ----------

          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of $________________ from the Account on ______________.

          The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to Allfirst Bank, ABA No. 052000113, Account No. 090-02764,
Attention: Credit Trust Receipts, Reference: Midway 2000 EETC A/C 76964 on __________, 200_, upon the telephonic request of a representative of the Pass Through Trustee.


                                    FIRST UNION TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                                         as Escrow Agent


                                    By _______________________________________
                                         Name:
                                         Title:
Dated:  _______ __, 200_

                                                                       EXHIBIT B


                           NOTICE OF FINAL WITHDRAWAL



Allfirst Bank
25 South Charles Street
Mail Code 101-591
Baltimore, Maryland
Attention: Robert D. Brown and Donald Hargadon

Telecopier: (410) 244-4236


Ladies and Gentlemen:

          Reference is made to the Deposit Agreement (Class A) dated as of September 27, 2000 (the "Deposit Agreement") between First Union Trust Company,
                         -----------------
National Association, as Escrow Agent, and Allfirst Bank, as Depositary (the "Depositary").
 ----------

          In accordance with Section 2.3(b) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit on ______________.

          The undersigned hereby directs the Depositary to pay the proceeds of the Deposit and accrued interest thereon to the Paying Agent at Allfirst Bank, ABA No. 052000113, Account No. 090-02764, Attention: Credit Trust Receipts,
Reference:  Midway 2000 EETC A/C 76964.


                                    FIRST UNION TRUST COMPANY,
                                      NATIONAL ASSOCIATION
                                         as Escrow Agent


                                    By ____________________________________
                                         Name:
                                         Title:

Dated:  _________, 200_

                                                                       EXHIBIT C


                                INCREASE NOTICE


Allfirst Bank
25 South Charles Street
Mail Code 101-591
Baltimore, Maryland
Attention: Robert D. Brown and Donald Hargadon

Telecopier: (410) 244-4236


Ladies and Gentlemen:

          Reference is made to the Deposit Agreement (Class A) dated as of September 27, 2000 (the "Deposit Agreement") between First Union Trust Company,
                         -----------------
National Association, as Escrow Agent, and Allfirst Bank, as Depositary (the "Depositary").
 ----------

          The undersigned hereby notifies the Depositary that the Applicable Rate shall increase by 0.50% per annum, effective __________, 200__.


                                    FIRST UNION TRUST COMPANY,
                                      NATIONAL ASSOCIATION
                                         as Escrow Agent


                                    By ______________________________________
                                         Name:
                                         Title:

Dated:  _________, 200_

                                                                       EXHIBIT D


                               RESCISSION NOTICE



Allfirst Bank
25 South Charles Street
Mail Code 101-591
Baltimore, Maryland
Attention: Robert D. Brown and Donald Hargadon

Telecopier: (410) 244-4236


Ladies and Gentlemen:

          Reference is made to the Deposit Agreement (Class A) dated as of September 27, 2000 (the "Deposit Agreement") between First Union Trust Company,
                         -----------------
National Association, as Escrow Agent, and Allfirst Bank, as Depositary (the "Depositary").
 ----------

          The undersigned hereby notifies the Depositary that the Applicable Rate shall decrease by 0.50% per annum, effective __________, 200__.


                                    FIRST UNION TRUST COMPANY,
                                      NATIONAL ASSOCIATION
                                         as Escrow Agent


                                    By ______________________________________
                                         Name:
                                         Title:

Dated:  _________, 200_